UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                               July 27, 2007
_____________________________________________________________________________
                               Date of Report
                     (Date of earliest event reported)


                  First Federal Bancshares of Arkansas, Inc.
_____________________________________________________________________________
            (Exact name of registrant as specified in its charter)



Texas                                  0-28312                     71-0785261
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)



1401 Highway 62-65 North, Harrison, Arkansas                         72601
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


                                (870) 741-7641
_____________________________________________________________________________
             (Registrant's telephone number, including area code)


                              Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition
             _____________________________________________

     On July 27, 2007, First Federal Bancshares of Arkansas, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2007. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits
             _________________________________

       (a)   Not applicable.

       (b)   Not applicable.

       (c)   The following exhibit is included with this Report:

     Exhibit No.         Description
     ___________         ___________

     99.1                Press Release, dated July 27, 2007



























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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FIRST FEDERAL BANCSHARES OF
                                ARKANSAS, INC.



                              By:    /s/ Larry J. Brandt
                                     ________________________________________
                              Name:  Larry J. Brandt
                              Title: Chief Executive Officer





Date:  July 27, 2007






























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